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                                                FORM 8-K

                                   SECURITIES AND EXCHANGE COMMISSION
                                         WASHINGTON, D.C. 20549

                                             CURRENT REPORT


                                 Pursuant to Section 13 or 15(d) of the
                                    Securities Exchange Act of 1934
                    Date of Report (Date of earliest event reported): June 26, 2003


                                              CALTON, INC.
                         (Exact name of registrant as specified in its charter)


           NEW JERSEY                             1-8846                          22-2433361
(State or other jurisdiction of         (Commission File Number)         (IRS Employer Identification
         incorporation                                                              Number)

                                      2013 INDIAN RIVER BOULEVARD
                                       VERO BEACH, FLORIDA 32960
                      (Address of principal executive offices, including zip code)


                   Registrant's telephone number, including area code: (772) 794-1414
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Item 7.   EXHIBITS.

(c)  The following exhibit is being furnished herewith:

      99     News Release, dated July 11, 2003, of Calton, Inc.

Item 9. REGULATION FD DISCLOSURE (Information provided under Item 12 - Results of Operations and Financial Condition).

     The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

     On July 11, 2003, Calton, Inc. issued a news release to report (i) its financial results for the three and six months ended May 31, 2003, (ii) the settlement of certain litigation, (iii) its plan to acquire and develop 35 lots in an residential community located in Vero Beach, Florida, and (iv) the proposed sale of Common Stock to certain of its officers. The release is furnished as Exhibit 99 hereto.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Calton, Inc.
                              --------------------------------------
                              (Registrant)



                           By:_______________________________________________
                              Thomas C. Corley, Senior Vice President, Treasurer and Chief Financial Officer

Dated:  July 14, 2003


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